

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from Financial Statements for the Nine Months Ended September 30, 1999 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                         DEC-31-1999
<PERIOD-END>                              SEP-30-1999
<CASH>                                            179
<SECURITIES>                                      104
<RECEIVABLES>                                   3,399<F1>
<ALLOWANCES>                                        0<F1><F2>
<INVENTORY>                                     2,719
<CURRENT-ASSETS>                               11,977
<PP&E>                                         13,391
<DEPRECIATION>                                  8,455
<TOTAL-ASSETS>                                 26,459
<CURRENT-LIABILITIES>                           7,600
<BONDS>                                        10,347
<PREFERRED-MANDATORY>                               0<F2>
<PREFERRED>                                         0<F2>
<COMMON>                                          407
<OTHER-SE>                                      4,991
<TOTAL-LIABILITY-AND-EQUITY>                   26,459
<SALES>                                        13,841
<TOTAL-REVENUES>                               14,683
<CGS>                                          10,791
<TOTAL-COSTS>                                  13,557
<OTHER-EXPENSES>                                (127)
<LOSS-PROVISION>                                    0<F2>
<INTEREST-EXPENSE>                                203
<INCOME-PRETAX>                                 1,050
<INCOME-TAX>                                      336
<INCOME-CONTINUING>                               707
<DISCONTINUED>                                      0<F2>
<EXTRAORDINARY>                                     0<F2>
<CHANGES>                                           0<F2>
<NET-INCOME>                                      707
<EPS-BASIC>                                      1.99
<EPS-DILUTED>                                    1.97

<F1> Notes and accounts receivable - trade are reported net of allowances for doubtful accounts in the Statement of Financial Position.
<F2> Amounts inapplicable or not disclosed as a separate line on the Statement of Financial Position or Results of Operations are reported as zero herein.


